===============================================================================

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                (Amendment No. 1)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under sec.240.14a-12


                               F.N.B. CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2)of Schedule 14A.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:



===============================================================================

                                                                 March 25, 2004

                           [F.N.B. Corporation. logo]


Dear Shareholder:

It is a pleasure to invite you to attend our Annual Meeting of Shareholders of F.N.B. Corporation. The meeting will be held at 4:00 p.m., Eastern Daylight Time, on Wednesday, May 12, 2004, at the Howard Miller Student Center on the campus of Thiel College in Greenville, Pennsylvania.

At the meeting, you will be asked to consider and vote upon the election of directors.

Your vote is important regardless of how many shares of stock you own. If you hold stock in more than one account or name, you will receive a proxy card for each.

Whether or not you plan to attend our Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope we have provided to insure that your shares are represented at our Annual Meeting. This will not prevent you from voting at the meeting, but will assure that your vote is counted if you are unable to attend.

Please indicate on the card whether you plan to attend our Annual Meeting. If you attend our Annual Meeting and wish to vote in person, you may withdraw your proxy and do so.

As always, our directors, management and staff thank you for your continued interest and support in F.N.B. Corporation.

                                          /s/ Peter Mortensen

                                          Peter Mortensen
                                          Chairman of the Board


                                          /s/ Stephen J. Gurgovits

                                          Stephen J. Gurgovits
                                          President and Chief Executive Officer

                           [F.N.B. Corporation. logo]

       ------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
       -------------------------------------------------------------------


Notice is hereby given that the Annual Meeting of Shareholders of F.N.B. Corporation will be held at 4:00 p.m., Eastern Daylight Time, on Wednesday, May 12, 2004, at the Howard Miller Student Center on the campus of Thiel College, Greenville, Pennsylvania. At our Annual Meeting, our shareholders will act on the following matters:

     (1) Election of four Class III directors, each for a term of three years and until their respective successors have been elected;

     (2) Election of one Class II director for a term of two years and until his successor has been elected;

     (3) Election of one Class I director for a term of one year and until his successor has been elected; and

     (4) Consideration of other matters that properly come before our Annual Meeting and any adjournment, postponement or continuation of our Annual Meeting.

All shareholders of record as of the close of business on March 3, 2004, are entitled to vote at our Annual Meeting.

Our 2003 Annual Report, which is not part of our proxy soliciting material, is enclosed.

It is important that your shares be represented and voted at our Annual Meeting. Please complete, sign, date and return the enclosed proxy card in the envelope provided whether or not you expect to attend our Annual Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            David B. Mogle, Secretary

March 25, 2004

                                                               March 25, 2004

                           [F.N.B. Corporation. logo]

                              ONE F.N.B. BOULEVARD
                               HERMITAGE, PA 16148


                                 PROXY STATEMENT

This proxy statement contains information relating to the Annual Meeting of Shareholders of F.N.B. Corporation to be held on Wednesday, May 12, 2004, beginning at 4:00 p.m., Eastern Daylight Time, at the Howard Miller Student Center on the campus of Thiel College, Greenville, Pennsylvania, and at any adjournment, postponement or continuation of the meeting. This proxy statement and the accompanying proxy are first being mailed to shareholders on or about March 25, 2004. Unless the context indicates otherwise, all references in this proxy statement to "we," "us," "our," "Company," or the "Corporation" mean F.N.B. Corporation and its subsidiaries, First National Bank of Pennsylvania, First National Trust Company, First National Investment Services Company, F.N.B. Investment Advisors, Inc., First National Insurance Agency, Inc., and Regency Finance Company.

                            ABOUT OUR ANNUAL MEETING

What is the purpose of our Annual Meeting?

At our Annual Meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of four Class III directors, the election of one Class II director and the election of one Class I director. In addition, our management will report on our performance during 2003 and respond to appropriate questions from shareholders.

                                     VOTING

Who is entitled to vote at our meeting?

Holders of common stock of record at the close of business on the record date, March 3, 2004, are entitled to receive notice of and to vote at our Annual Meeting and any adjournment, postponement or continuation of our Annual Meeting.

What are the voting rights of our shareholders?

As of the record date, 46,001,439 shares of common stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at our Annual Meeting.

Who can attend our Annual Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend our Annual Meeting. Even if you currently plan to attend our Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend our meeting.

If you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at our Annual Meeting.

What constitutes a quorum?

The presence at our Annual Meeting, in person or by proxy, of the holders of a majority of our outstanding shares of common stock on the record date will constitute a quorum, permitting the conduct of business at our Annual Meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at our Annual Meeting.

How do I vote?

If you or your duly authorized attorney-in-fact complete, properly sign and return the accompanying proxy card to us, it will be voted as you direct. If you are a registered shareholder and attend our Annual Meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at our Annual Meeting will need to obtain a signed proxy from the institution that holds their shares.

May I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be revoked if you attend our Annual Meeting in person and request that your proxy be revoked, although attendance at our Annual Meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) plan shares?

If you participate in our 401(k) Plan, you may vote the number of shares of common stock equivalent to the interests in common stock credited to your account as of the record date. You may vote by instructing First National Trust Company, the trustee of the plan, pursuant to the proxy card being mailed with this proxy statement to plan participants. The trustee will vote your shares in accordance with your duly executed instructions provided that they are received by May 7, 2004.

If you do not send instructions, the share equivalents credited to your plan account will be voted by the trustee in the same proportion that it votes share equivalents for which it did receive timely instructions.

You may also revoke previously given voting instructions by May 7, 2004 by filing with the trustee either a written notice of revocation or a properly completed and signed voting instruction card bearing a later date.

What are our Board's recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote:

     o for election of the nominated Class III directors identified in the "Election of Directors" discussion in this proxy statement;

     o for election of the nominated Class II director identified in the "Election of Directors" discussion in this proxy statement; and

     o for election of the nominated Class I director identified in the "Election of Directors" discussion in this proxy statement.

What vote is required to approve each matter?

Election of Class III Directors ,Class II Director and Class I Director The four persons receiving the highest number of "FOR" votes cast by the holders of our common stock for election as Class III directors, the person receiving the highest number of "FOR" votes cast by the holders of our common stock for election as Class II director and the person receiving the highest number of "FOR" votes cast by the holders of our common stock for election as Class I director will be elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although the proxy will be counted for purposes of determining whether a quorum is present. We do not permit cumulative voting in the election of directors.

If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our Board, i.e., for the election of our nominees for Class III directors, Class II director and Class I director.

Who will pay the costs of soliciting proxies on behalf of our Board of Directors?

We are making this solicitation and will pay the cost of soliciting proxies on behalf of our Board of Directors, including expenses of preparing and mailing this proxy statement. In addition to mailing these proxy materials, the solicitation of proxies or votes may be made in person or by telephone or telegram by our regular officers and employees, none of whom will receive special compensation for such services. Upon request, we will also reimburse brokers, nominees, fiduciaries and custodians and persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.



                                 STOCK OWNERSHIP

Who are the largest owners of our stock?

The following table sets forth certain information concerning persons or entities known by us to be the beneficial owner of 5% or more of the outstanding common stock of the Corporation as of March 3, 2004:


----------------------------------------------------------------------------------------------
Name and Address                Shares Beneficially       Percent of Outstanding Common Stock
                                Owned                     Beneficially Owned
----------------------------------------------------------------------------------------------
Mac-Per-Wolf Company                 2,594,307                          5.6
310 South Michigan Avenue
Suite 2600
Chicago, Illinois

----------------------------------------------------------------------------------------------

             INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS

How much stock do our directors and executive officers own?

The following table shows the amount and percentage of our outstanding common stock beneficially owned by each director, each nominee for director, each executive officer named in the Summary Compensation Table and all of our executive officers and directors as a group as of March 3, 2004, and sets forth information concerning the age and principal occupation of the Company's directors and its five most highly compensated executive officers during 2003:



                                                                                    Expiration   Amount and Nature
                                                                                    of Term of     of Beneficial
                           Name and                                                  Office as       Ownership of
                     Principal Occupation                               Director     Director      Common Stock     Percent
                     (during past 5 years)                        Age     Since         (a)           (b)(c)          (d)
------------------------------------------------------------------------------------------------------------------------------
PETER MORTENSEN                                                   68      1974         2005            548,192         1.2
Chairman of the Corporation since 1988; CEO of the Corporation
1988-2000; and Chairman of the Corporation's subsidiary, First
National Bank of Pennsylvania ("FNBPA")

STEPHEN J. GURGOVITS*                                             60      1981         2004            375,950(e)(f)
President and CEO of the Corporation since January 2004; Vice
Chairman of the Corporation since 1998; Executive VP of the
Corporation 1995-1998; President and CEO of FNBPA since 1988;
and Director of Sun Bancorp and its subsidiary, Sun Bank,
Lewisburg, Pennsylvania, since 1997

WILLIAM B. CAMPBELL                                               65      1975         2004             64,287(g)
Retired Former Corporate Executive

HENRY M. EKKER                                                    65      1994         2004             23,280
Attorney at Law
Partner of Ekker, Kuster, McConnell & Epstein, LLP

ROBERT B. GOLDSTEIN                                               63      2003         2006             28,200
Chairman of the Board, Bay View Capital Corporation
(bank holding company)

HARRY F. RADCLIFFE                                                53      2002         2004            112,594(h)
Investment Manager, Director of Hawthorne Financial
Corporation (bank holding company)

JOHN W. ROSE                                                      54      2003         2004             90,513
President, McAllen Capital Partners, Inc.;
Director of Bay View Capital Corporation

WILLIAM J. STRIMBU                                                43      1995         2006             57,440
President, Nick Strimbu, Inc.
(common carrier)

EARL K. WAHL, JR.                                                 63      2002         2005             34,932
Owner, J.E.D. Corporation (environmental consulting)

ARCHIE O. WALLACE                                                 69      1992         2006             46,669
Attorney at Law
Partner of Rowley, Wallace, Keck, Karson & St. John

                                                                                    Expiration   Amount and Nature
                                                                                    of Term of     of Beneficial
                           Name and                                                  Office as       Ownership of
                     Principal Occupation                               Director     Director      Common Stock     Percent
                     (during past 5 years)                        Age     Since         (a)           (b)(c)          (d)
------------------------------------------------------------------------------------------------------------------------------
R. BENJAMIN WILEY                                                 59      1997         2006            20,665
Chief Executive Officer, Greater Erie Community Action
Committee; and Director of Erie Telecommunications Inc.

GARY L. TICE* (Resigned effective January 1, 2004)                56      1997         N/A            109,188(i)
President and CEO of the Corporation 2001-2003; President
and COO of the Corporation from 1998-2001; Executive VP
and COO of the Corporation 1997-1998; Chairman of First
National Bank of Florida ("FNBFL"); and director of Sun
Bancorp and its subsidiary Sun Bank, Lewisburg,
Pennsylvania, during 2003 (Resigned effective 01/01/04)

KEVIN C. HALE* (Resigned effective January 1, 2004)               50       N/A         N/A                  0
Executive VP and COO of the Corporation 2002-2003; President
and CEO of FNBFL 2001-2002; Executive VP and COO Florida
Division of the Corporation 2000-2001; and Senior VP of
SunTrust Bank of South Florida 1998-1999

CASS BETTINGER* (Employment terminated effective
December 31, 2003)                                               61       N/A         N/A               5,701(j)

EVP and CAO of the Corporation from 2002-2003; Chairman,
Kaizen Dynamics Inc.; Partner, The Bank CEO Network; and
Chairman, Corporate Culture Dynamics, Inc.

THOMAS FAHEY* (Employment terminated effective
December 31, 2003)                                               61       N/A         N/A              1,050

Executive VP and CFO of the Corporation 2002-2003; Partner,
Ernst & Young, LLP

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                   N/A      N/A         N/A          1,623,559          3.5
(20 persons, including the Company's current executive
officers identified at Item 4A of the Corporation's
December 31, 2003, SEC Form 10K.)

*Denotes person who served as an executive officer of the Corporation during 2003.

(a) The term of office for directors expires at the annual meeting to be held during the year shown.

(b) Includes the following shares which the director or officer has the right to acquire within sixty days upon exercise of stock options: Mr. Mortensen, 466,951 shares; Mr. Gurgovits, 336,940 shares; Mr. Radcliffe, 2,938 shares; Mr. Strimbu, 2,138 shares; Mr. Wallace, 8,747 shares; Mr. Wiley, 6,894 shares; and Mr. Tice, 6,604 shares.

(c) Except as otherwise indicated, each director possesses sole voting power and sole investment power as to all shares listed opposite his name or shares these powers with his spouse or a wholly owned company. This does not include the following shares held of record by the director's spouse or children, or held in trust, and as to which each director disclaims beneficial ownership: Mr. Mortensen, 426 shares and Mr. Tice, 726 shares.


(d)  Unless otherwise indicated, represents less than 1%.


(e) Does not include shares awarded as an employer matching contribution as a part of the Corporation's 401(k) Plan.

(f) Includes 444 shares owned by Mr. Gurgovits' wife and 8,006 shares owned by Mr. Gurgovits' wife as a participant in her employer's profit sharing program.

(g)  Includes 2,072 shares owned by Mr. Campbell's wife.

(h) Includes 2,976 shares owned by Mr. Radcliffe's wife and 1,810 shares held by each of Mr. Radcliffe's three children.

(i)  Includes 5,130 shares jointly owned by Mr. Tice and his mother.

(j)  Includes 1,486 shares owned by Mr. Bettinger's wife.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that our officers and directors, as well as persons who own 10% or more of a class of our equity securities, file reports of their ownership of our securities, as well as statements of changes in such ownership, with the Securities and Exchange Commission (the "SEC"). Based upon written representations received by us from our officers and directors (we do not have any shareholders who own 10% or more of any class of our equity securities), and our review of the statements of ownership changes filed by our officers and directors with the SEC during 2003, we believe that all such filings required during 2003 were made on a timely basis.

                              ELECTION OF DIRECTORS

Our Board of Directors currently consists of 11 members. On December 31, 2003, we distributed to our shareholders all of the shares we owned in First National Bankshares of Florida, Inc. (the "Distribution"). We refer to First National Bankshares of Florida, Inc., as, "Bankshares", in this proxy statement. At the time of the Distribution, seven of our directors resigned and became directors of Bankshares. Also, in contemplation of the Distribution, our Board appointed Robert B. Goldstein (appointment effective August 13, 2003) and John W. Rose (appointment effective July 9, 2003) to our Board of Directors. In accordance with the requirements of Florida law, the two newly appointed directors will stand for re-election at the Annual Meeting. As a result of these changes, our classes of directors were not as nearly equal as possible as required by our Bylaws and we have reclassified our classes to make them as balanced as possible. Consequently, at our Annual Meeting, we will elect four members to Class III, one member to Class II and one member to Class I. Each newly appointed director will serve until the expiration of the term of the class of directors to which he is elected and until his successor has been duly elected. If elected, Mr. Goldstein will serve as a Class II director until the terms of the Class II directors expire at the 2006 Annual Meeting and Mr. Rose will serve as a Class III director until the terms of the Class III directors expire at the 2007 Annual Meeting. The members of each class of directors to be elected at our Annual Meeting will be elected in separate elections. Unless otherwise instructed, the proxies solicited by our Board of Directors will be voted for the election of the nominees named below. All of the nominees are currently directors.

The Board of Directors has nominated the following directors for election as Class III directors at the Annual Meeting: William B. Campbell, Stephen J. Gurgovits, Harry F. Radcliffe and John W. Rose. In addition, as discussed above, the Board nominated Robert B. Goldstein for election as a Class II director and Henry M. Ekker for election as a Class I director. Relevant information concerning these directors is described under the caption titled "Information Concerning Directors and Executive Officers" of this proxy statement.

All of the nominees have expressed their willingness to serve if elected. In the event one or more of the director nominees is unable or unwilling to serve as a director for any reason (the Corporation knows of no such reason), the persons named in the enclosed proxy will vote for the other nominees named and such substituted nominees as may be nominated by the Board of Directors.

Accordingly, the names of the nominees for Class III directors, Class II director and Class I director to be elected at our Annual Meeting, to serve until the expiration of their respective terms, are as follows:

DIRECTORS STANDING FOR ELECTION

CLASS III DIRECTORS              CLASS II DIRECTOR            CLASS I DIRECTOR
-------------------              -----------------            ----------------
William B. Campbell              Robert B. Goldstein          Henry M. Ekker
Stephen J. Gurgovits
Harry F. Radcliffe
John W. Rose

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES IDENTIFIED ABOVE.

CLASS I AND II DIRECTORS CONTINUING IN OFFICE

CLASS I DIRECTORS                   CLASS II DIRECTOR
Peter Mortensen                     William J. Strimbu
Earl K. Wahl, Jr.                   Archie O. Wallace
                                    R. Benjamin Wiley


                              CORPORATE GOVERNANCE

The SEC and New York Stock Exchange ("NYSE") have implemented new regulations and listing requirements that govern the corporate governance practices of NYSE listed companies. Appendix A of this proxy statement sets forth the full text of the Corporation's Corporate Governance Guidelines which sets forth our corporate governance principles and practices. Also, a copy of our Corporate Governance Guidelines is posted on our website at www.fnbcorporation.com.

                    OUR BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors determined that the following directors, who constitute a majority of our Board of Directors, are independent in accordance with the director independence requirements of the SEC and the NYSE and the independence standards specified in the Corporate Governance Guidelines of the Board, which are set forth in Appendix A of this proxy statement: Messrs. Campbell, Ekker, Goldstein, Mortensen, Radcliffe, Rose, Strimbu, Wahl, Wallace and Wiley.

In determining whether a director is independent under applicable independence requirements, our Board of Directors considered any transactions and relationships between each director and any member of his immediate family or affiliates and the Company and its subsidiaries and affiliates. Our Board of Directors also examined any transactions and relationships between directors and their affiliates and members of our senior management and any member of their immediate family or affiliates. Since banking is a significant portion of our business, our Board of Directors determined that a director's independence is not affected where there is a loan relationship between FNBPA and the director that is performing in accordance with its contractual terms and that has not been adversely classified or specially mentioned by the federal bank examiners.

Our Board of Directors met 12 times in 2003. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the respective committees on which they served. All of our directors in 2003 attended our 2003 Annual Meeting. It is the policy of our Board of Directors that all of the directors attend our annual meetings of shareholders. Our Board of Directors has an Executive Committee, an Audit Committee, a Nominating and Corporate Governance Committee, a Compensation Committee and an Investor Relations Committee.

EXECUTIVE SESSIONS OF THE BOARD OF DIRECTORS

It is the Company's policy that our Board of Directors hold executive sessions not less than once a year in which only our independent directors will participate. The meeting is for the purpose of reviewing the performance of the Chief Executive Officer and senior management and of reviewing Board performance and the Company's corporate governance practices. The presiding director of the meeting is the Board Chairman, if independent, unless the presiding director is selected by a majority vote of the independent Directors in attendance at the commencement of each meeting. Shareholders or other interested parties may communicate with the presiding director or other independent directors in the manner described under the captioned entitled "Shareholder Communications" of this proxy statement.

EXECUTIVE COMMITTEE

Our Executive Committee met five times in 2003. Messrs. Mortensen, Campbell, Goldstein, Gurgovits and Rose are the members of our Executive Committee. The purpose of our Executive Committee is to provide an efficient means of considering such matters and taking such actions as may require the attention of our Board of Directors or the exercise of our Board of Directors' powers or authorities, consistent with Florida law, in the intervals between meetings of our Board of Directors.

AUDIT COMMITTEE

Our Audit Committee consists of Messrs. Radcliffe, Goldstein and Wiley. Our Audit Committee, which met six times in 2003, selects our independent auditors and reviews our financial reporting process, audit reports and management recommendations made by our independent public accountants. A copy of our Audit Committee charter is included as Appendix B to this proxy statement and is posted on our website at www.fnbcorporation.com. Our Board has reviewed and made the determinations required by the NYSE and the SEC regarding the independence and financial acumen of the members of our Audit Committee. In addition, our Board has determined that the Chairman of our Audit Committee, Mr. Radcliffe, by virtue of his extensive career in business, and experience in the areas of banking, finance, investments and business generally, qualifies as an "audit committee financial expert" within the meaning of applicable requirements of the SEC and the NYSE.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Our Nominating and Corporate Governance Committee consists of Messrs. Campbell, Ekker, Rose, Strimbu, and Wahl. All of the Committee members satisfy applicable SEC and NYSE independence standards, and the independence criteria specified in our Corporate Governance Guidelines. This Committee met four times in 2003. Our Board of Directors adopted a written Charter for our Nominating and Corporate Governance Committee on March 10, 2004, a copy of which is included as Appendix C to this proxy statement and is posted on our website at www.fnbcorporation.com. This Committee assists the Board in developing standards concerning qualifications and composition of the Corporation's and affiliate Boards of Directors and the nomination of candidates to stand for election to the Company Board of Directors at the Annual Meeting of Shareholders; and promotes the best interest of the Company and its shareholders through the implementation of prudent and sound corporate governance principles and practices. In making its recommendations, our Nominating and Corporate Governance Committee conducts a review and assessment of the nominee's judgment, experience, temperament, independence and compatibility with the Company's culture, understanding of the Company's finances, business and operations, attendance at meetings and such other factors as the Nominating and Corporate Governance Committee considers relevant. In general, our Nominating and Corporate Governance Committee seeks to balance the needs for professional knowledge, business expertise, varied industry knowledge, financial acumen and CEO-level management experience.

In performing its nominating function, this Committee will consider written nominations for directors from shareholders to the extent such nominations are made in accordance with our Bylaws (see discussion under the caption titled "Shareholder Proposals" of this proxy statement). Recommendations to the Nominating and Corporate Governance Committee with respect to the 2005 Annual Meeting of Shareholders must be submitted in writing to the Corporate Secretary by the deadline specified in the Corporation's Bylaws to the address indicated in the discussion under the caption titled "Shareholder Proposals" of this proxy statement. Such recommendations shall include the name, age, citizenship, business and residence addresses, qualifications, including principal occupation or employment, and directorships and other positions held by the proposed nominee in business, charitable, and community organizations. Information must also be provided concerning: (i) any commercial, industrial, banking, consulting, legal, accounting, charitable, familial, or other relationships involving the proposed nominee and us that may be relevant in determining whether the proposed nominee is independent of us under the then applicable rules of the SEC and the NYSE and the independence criteria set forth in Company's Corporate Governance Guidelines; and (ii) the educational, professional and employment-related background and experience of the proposed nominee, together with any other facts and circumstances that may be relevant in determining whether the proposed nominee is an "audit committee financial expert" under then applicable rules of the SEC and the NYSE.

In performing its corporate governance function, the Committee performs the following responsibilities: (i) reviews the qualifications and independence of members of the Board and its various Committees on a regular periodic basis (at least annually); (ii) recommends to the Board the Company's corporate governance principles and practices to be included in the Company's Corporate Governance Guidelines; (iii) recommends independence standards to be used by the Board in making determinations regarding the independence of the Company's directors;
(iv) monitors the Board's and Corporation's compliance with the Company's Corporate Governance Guidelines and (v) assists the Board in its annual review of the Board's performance.

COMPENSATION COMMITTEE

Our Compensation Committee consists of Messrs. Goldstein, Rose and Strimbu. Our Compensation Committee, which met eight times in 2003, reviews the performance of our officers and recommends to our Board of Directors the compensation to be paid to these individuals; reviews and approves goals and objectives relevant to the compensation of our Chief Executive Officer; reviews and approves the compensation of affiliate senior officers as proposed by affiliate boards of directors; and reviews compensation and benefit matters that have corporate-wide significance. The Compensation Committee also administers the various Stock Option Plans, the Restricted Stock and Incentive Bonus Plan and the Directors' Compensation Plan and awards made under these Plans. The Compensation Committee also recommends for approval to the Board of Directors the fees for our Board and Board Committees. Each of the Compensation Committee members is "independent" in accordance with applicable NYSE standards and the independence criteria set forth in the Company's Corporate Governance Guidelines. Our Board adopted a written Compensation Committee Charter on March 10, 2004, a copy of which is included as Appendix D to this proxy statement and is posted on our website at www.fnbcorporation.com.

INVESTOR RELATIONS COMMITTEE

The Investor Relations Committee is a newly formed Committee of the Board for 2004. The members of the Investor Relations Committee are Messrs. Campbell, Goldstein, Radcliffe, Rose and Wallace. The role of the Investor Relations Committee is to assist the Board in maintaining the integrity and credibility of the Corporation's investor relations practices and developing strategies to generate awareness in the capital markets and among certain key audiences, such as institutional and individual investors and the media and business community, about the investment opportunity presented by the Company. Additionally, the Investor Relations Committee is responsible for reviewing and enhancing the communication and interaction between the Corporation and its shareholders. The Investor Relations Committee also reviews responses to shareholder grievances and complaints with the NYSE. The Investor Relations Committee's duties include oversight of the Corporation's stock transfer and registrar function.

                            COMPENSATION OF DIRECTORS

Our non-employee directors were paid an annual retainer of $16,000 and $2,200 for each monthly Board of Directors meeting attended in 2003. In addition, the Chairman of our Board of Directors and the Chairman of each of our Board Committees were paid a stipend of $5,000. Each director was issued stock options during 2003 under the Corporation's 1998 Directors' Stock Option Plan, which were based on the Board fees earned during the year. Individual stock grants to directors ranged from options to purchase 3,596 shares to 3,874 shares of stock with exercise prices equal to the fair market value of our common stock on the date of grant. Non-employee directors who serve on committees were compensated for their attendance at various committee meetings of the Company in the amount of $1,000 per meeting attended.

Each director may elect to receive shares of common stock in lieu of cash as his or her compensation for attendance at regular and committee meetings of the Board of Directors pursuant to the F.N.B. Corporation Directors' Compensation Plan. The number of shares of common stock to be issued shall equal the number of shares of common stock having a market value equal to the amount of cash otherwise payable to such director for attendance at such meetings. A director may also elect to defer receipt of all of his annual fees payable under the Directors' Compensation Plan for the period beginning on January 1st of the following year and continuing until we receive written notice from the director terminating such deferral.

                             EXECUTIVE COMPENSATION

The following table shows the compensation we paid during each of the three fiscal years ended December 31, 2003 for services rendered in all capacities to our chief executive officer and our four other most highly compensated executive officers whose compensation exceeded $100,000 in the fiscal year ended December 31, 2003 (the "Named Executive Officers"):

====================================================================================================================================
                                                     SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Long Term Compensation
                                                                             ------------------------------------
                             Annual Compensation                                      Awards           Payouts
-----------------------------------------------------------------------------------------------------------------
                                                                Other      Restricted     Securities
        Name and                                                Annual        Stock       Underlying     LTIP       All Other
        Principal                     Salary     Bonus(1)  Compensation(2)   Award(3)       Options     Payouts   Compensation
        Position            Year       ($)         ($)           ($)           ($)             (#)        ($)          ($)
------------------------------------------------------------------------------------------------------------------------------------
Gary L. Tice                2003     650,000        0          112,249         None           64,982     None        315,876(4,5)
President and CEO           2002     600,000     600,000                       None           62,809     None        212,594
(Resigned effective         2001     460,000     325,000                       None           83,356     None        146,352
01/01/04)

Stephen J. Gurgovits        2003     390,000        0                          None           57,042     None         72,517(4,5)
Vice Chairman               2002     375,000     220,439                       None           28,996     None         41,614
                            2001     355,008     176,000                       None           46,643     None         43,467

Kevin C. Hale               2003     420,000        0                          None           29,162     None         77,918(4,5)
Executive VP and COO        2002     375,000     294,014                       None           27,664     None         25,823
(Resigned effective         2001     263,000     196,000                       None           33,411     None         20,822
01/01/04)

Thomas Fahey                2003     280,008        0          174,209         None                0     None        813,293(4,5,6)
Executive VP and            2002     132,504      86,571                       None           14,700     None          9,197
CFO (Employment
terminated 12/31/03)

Cass Bettinger              2003     335,016        0           34,797         None                0     None        597,073(4,5,6)
Executive VP and CAO        2002     325,008     212,343       409,163         None                0     None         22,923
(Employment terminated
12/31/03)
====================================================================================================================================

(1) Amount earned by the officer as a cash incentive bonus under the Corporation's Incentive Cash and Bonus Award Program.

(2) The aggregate amount of payments made to each officer for perquisites or other personal benefits did not exceed 10% of salary and bonus except that in 2003, Messrs. Tice, Fahey and Bettinger, respectively, received a car allowance of $29,272, $16,041 and $1,647, respectively; plane usage of $37,073, $0 and $0, respectively; country club memberships of $40,041, $155,000 and $29,982, respectively; group term life insurance of $2,064, $3,168 and $3,168, respectively; director's fees of $2,401, $0 and $0, respectively; and Florida REIT stock of $1,398, $0 and $0, respectively. In 2002, Mr. Bettinger received $2,261 for car allowance, $20,000 club dues, $3,168 in group term life insurance, $283,734 for relocation expenses and a $100,000 signing bonus.

(3) Aggregate restricted stock holdings in terms of number of shares and dollar value as of December 31, 2003, for each Named Executive Officer.

(4) Includes the following amounts paid or accrued by the Corporation for 2003 under the following programs to Messrs. Tice, Gurgovits, Hale, Fahey and Bettinger, respectively: 401(k) Plan (employer matching contributions), $18,000, $5,675, $18,000, $18,000 and $17,372; ERISA Excess Profit Sharing
     and Lost Match Plan (employer matching contributions relating to 401(k) Plan and, except for Mr. Gurgovits, profit sharing contributions), $125,429, $56,070, $51,993, $15,823 and $34,167; Supplemental Disability,
     $11,988, $5,102, $7,925, $0 and $0.

(5) Includes the following amounts which represent the present value of imputed interest on the Corporation's portion of split dollar life insurance premiums paid during 2003: Mr. Tice, $160,459; Mr. Gurgovits, $5,670; Mr. Hale, $0; Mr. Fahey $0 and Mr. Bettinger, $0. These premiums will be returned to the Corporation upon the earlier of either the death of the covered employee or termination of the policy.

(6) Upon termination of their employment on December 31, 2003, Messrs Fahey and Bettinger respectively received separation pay of $779,470 and $545,534.

STOCK OPTIONS

The following tables show certain information relating to stock options granted during the last fiscal year and aggregated stock options for the Named Executive Officers and all unexercised options held by such officers as of December 31, 2003:

==============================================================================================================================

                                            OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Potential Realizable Value at
                                                                                                    Assumed Annual Rates of
                                                                                                    Stock Price Appreciation
                                  Individual Grants(1)                                                 for Option Term(5)
------------------------------------------------------------------------------------------------------------------------------
                             Securities            % of Total        Exercise
                             Underlying        Options Granted to     or Base
                          Options Granted (6)     Employees in         Price      Expiration
       Name                     (#)                Fiscal Year        ($/Sh)         Date          5% ($)          10% ($)
------------------------------------------------------------------------------------------------------------------------------
Mr. Tice                         62,683(2)             13.0           25.92        01/20/13       1,021,785       2,589,418
(Resigned 01/01/04)               2,299(3)              0.5           25.92        01/20/13          37,476          94,971

Mr. Gurgovits                    27,079(2)              5.6           25.92        01/20/13         441,410       1,118,626
                                  2,299(3)              0.5           25.92        01/20/13          37,476          94,971

Mr. Hale                         29,162(2)              6.1           25.92        01/20/13         475,365       1,204,675
(Resigned 01/01/04)

Mr. Fahey                             0(4)              0.0           25.92        01/20/13               0               0
(Terminated 12/31/03)

Mr. Bettinger                         0(4)              0.0           25.92        01/20/13               0               0
(Terminated 12/31/03)
==============================================================================================================================

(1)  Adjusted for a 5% stock dividend declared on April 28, 2003.

(2) Options were granted on January 20, 2003, and are 20% vested on each of the first through fifth anniversaries of the grant date.

(3) Options were granted on January 20, 2003, and are fully vested after one year.

(4)  Options granted on January 20, 2003, were forfeited on December 31, 2003.

(5) In order for the gains to be realized over the ten-year term of the option, the stock price at expiration date of January 20, 2013, would be $42.22 and $67.23, reflecting increases in the overall market price of the common stock of the Corporation by approximately 63% and 159%, respectively.

(6) The exercise price of the Stock Options and number of shares were adjusted on January 1, 2004, due to the Distribution.


========================================================================================================================
                                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------
                                                      Number of Securities Underlying         Value of Unexercised
                                                                Unexercised                 In-The-Money Options at
                                                            Options at 12/31/03                  12/31/03($)(1)
                                                      ------------------------------------------------------------------
                              Shares        Value
                             Acquired      Realized
          Name              on Exercise       ($)       Exercisable    Unexercisable     Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------------
Mr. Tice                       4,796        121,195       156,758          190,870        2,133,859          2,377,202
(Resigned 01/01/04)

Mr. Gurgovits                  7,751        153,392       153,804          104,320        2,557,008          1,361,852


Mr. Hale                           0              0        37,128           83,496          604,621          1,060,435
(Resigned 01/01/04)

Mr. Fahey                      2,940         19,492             0                0                0                  0
(Terminated 12/31/03)

Mr. Bettinger                  5,512         57,716             0                0                0                  0
(Terminated 12/31/03)
========================================================================================================================

(1) Represents the difference between the aggregate market value at December 31, 2003, of the shares subject to the options and the aggregate option price of those shares.


                               RETIREMENT BENEFITS

The following table illustrates the maximum annual benefits payable in 2004 upon normal retirement age of 62 under the life annuity option of our Basic Retirement Plan (BRP), ERISA Excess Profit Sharing and Lost Match Plan (ERISA Profit Sharing Plan) (excluding matching contributions), ERISA Excess Retirement Plan (ERISA Retirement Plan) and any applicable qualified retirement plan in which Messrs. Tice, Fahey, Gurgovits, Hale and Bettinger participate. Messrs. Fahey, Hale and Tice participate in the F.N.B. Corporation Salary Savings Plan (Salary Savings Plan), which is different from the retirement plan (F.N.B. Corporation Retirement Income Plan) in which Mr. Gurgovits participates. Mr. Bettinger does not participate in the BRP, but is provided nonqualified retirement benefits under his employment agreement, providing a comparable level of benefits to the BRP. The estimated annual pension payments shown in the chart below are reasonable representations of the total benefits under the BRP, ERISA Profit Sharing Plan (excluding matching contributions), ERISA Plan, Salary Savings Plan, F.N.B. Corporation Retirement Income Plan and Mr. Bettinger's employment agreement. Messrs. Tice, Gurgovits and Hale are respectively credited with the following years of service for annual pension payments described in the chart on the next page: 20, 43 and 4.

=======================================================================================================================
                                            ESTIMATED ANNUAL PENSION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
   Average Annual Earnings                                          Years of Service
  for Five Years Preceding     ----------------------------------------------------------------------------------------
          Retirement                   10                  15                20                25          30 or more
-----------------------------------------------------------------------------------------------------------------------
           $225,000                  $60,013             $82,513          $105,013          $113,451         $121,888

           $250,000                  $68,763             $93,763          $118,763          $128,138         $137,513

           $275,000                  $77,513            $105,013          $132,513          $142,826         $153,138

           $300,000                  $86,263            $116,263          $146,263          $157,513         $168,763

           $325,000                  $95,013            $127,513          $160,013          $172,201         $184,388

           $350,000                 $103,763            $138,763          $173,763          $186,888         $200,013

           $375,000                 $112,513            $150,013          $187,513          $201,576         $215,638

           $400,000                 $121,263            $161,263          $201,263          $216,263         $231,263

           $500,000                 $156,263            $206,263          $256,263          $275,013         $293,763

           $600,000                 $221,263            $296,263          $371,263          $401,263         $461,263

           $800,000                 $301,263            $401,263          $501,263          $541,263         $621,263
=======================================================================================================================


The retirement benefit for each employee covered by our Retirement Income Plan is a monthly benefit in the form of a Five Year Certain and Life annuity, equal to 1.2% of Final Average Earnings plus .5% of Final Average Earnings in excess of the employee's Covered Compensation (as defined by Section 401(l)(5)(E) of the Internal Revenue Code (the "Code") times Years of Service, not to exceed 25 years. The Final Average Earnings figure is calculated using the highest 60 consecutive months of earnings of the last 120 months of service as an employee. The benefits listed above are not subject to deduction for Social Security.

The retirement benefit for each employee covered by the F.N.B. Corporation Salary Savings Plan is based on a discretionary contribution credited to the employee's account, which accumulates investment income. The discretionary contribution for the past few years has been 6% of pay.

Compensation included in the computation of benefits is base salary and bonus as indicated under the caption titled "Summary Compensation Table" of this proxy statement.

                               NONQUALIFIED PLANS

We maintain three supplemental nonqualified retirement plans. The ERISA Profit Sharing Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the Salary Savings Plan or the F.N.B. Corporation Progress Savings Plan, if no limits were applied. The ERISA Retirement Plan provides retirement benefits equal to the difference, if any, between the maximum benefit allowable under the Code and the amount that would be provided under the F.N.B. Corporation Retirement Income Plan, if no limits were applied.

We maintain a separate supplemental retirement benefit plan, the BRP, applicable to certain of our officers who are designated by the Board of Directors. Officers participating in this plan receive a benefit based on a target benefit percentage based on years of service at retirement and designated tier as determined by the Board of Directors. When a participant retires, the basic benefit under the BRP is a monthly benefit equal to the target benefit percentage times the participant's highest average monthly cash compensation during five consecutive calendar years within the last ten calendar years of employment. This monthly benefit is reduced by the monthly benefit the participant receives from Social Security, his qualified plan benefit (to the extent the benefit relates to employer contributions other than matching contributions) and ERISA Profit Sharing Plan benefits (to the extent the benefit relates to employer contributions other than matching contributions).

The BRP contains provisions for reducing the basic benefit if the participant retires prior to normal retirement (age 62) but on or after early retirement date (age 55 with 5 years of service). The participant's rights to benefits under the BRP vest at 100% upon the attainment of age 55 and 5 years of service or upon normal retirement, "change in control" (as defined in the BRP), death or disability. Benefits are forfeited in the event a participant's employment is terminated for cause or a participant terminates employment prior to early retirement.


                              EMPLOYMENT AGREEMENTS

Each of our Named Executive Officers were employed under employment agreements in 2003. Under these agreements, each executive receives an annual base salary that is subject to periodic increases at the discretion of the Board of Directors. At December 31, 2003, these annual base salaries were $650,000 for Mr. Tice; $390,000 for Mr. Gurgovits; $420,000 for Mr. Hale; $335,016 for Mr. Bettinger; and $280,008 for Mr. Fahey.

Messrs. Tice and Hale resigned their employment from the Company and terminated their respective employment agreements effective upon the Distribution. Neither Mr. Tice nor Mr. Hale received any compensation from the Company following their respective resignations. Messrs. Bettinger's and Fahey's employment and employment agreements were terminated on December 31, 2003. Mr. Fahey received a lump sum payment representing the compensation owed under the balance of the remaining term of his employment agreement. Also, Mr. Bettinger is being paid the balance of the compensation owed under his employment agreement in three equal installments with the first installment having been paid in December 2003. See footnote to the "Summary Compensation Table" of this proxy statement.

During 2003, each of the executives was entitled to receive all other benefits approved by the Board of Directors and made available to senior executive officers of the Company. In addition, during 2003 we paid the premiums on split-dollar life insurance policy of $7,143 for Mr. Gurgovits.

The employment agreement of Mr. Gurgovits has a term of five years and the employment agreement of Mr. Tice had a term of five years, while the employment agreement of each of Messrs. Hale, Bettinger and Fahey had a term of three years. Each of the agreements renews automatically each year for one additional year; provided, however, that the term of agreements for Messrs. Tice, Gurgovits, Fahey, Hale and Bettinger will not extend beyond the year in which the executive reaches the age of 65.

In the event the employment of any of the executives is terminated without cause, the executive is entitled to receive his base salary then in effect through the end of the term of the Agreement. Upon a change in control of the Company, Messrs. Tice, Gurgovits, Bettinger and Hale would each be entitled to receive an amount equal to approximately three times his base salary then in effect. Mr. Fahey's employment agreement did not have a change in control provision. In addition, Mr. Tice's provided that he would also be entitled to receive an amount equal to three times the highest bonus paid to him in the three-year period prior to the change in control, and we would have been required to pay the premiums on his split-dollar life insurance policy and maintain his benefits coverage for up to 36 months from the date of the change in control. The Distribution was not determined to be a change in control of the Company for purposes of the employment agreements.

Each of the employment agreements contains a confidentiality provision, a covenant not to compete for a term of up to three years following the date of termination, and a covenant not to solicit any of our executives or employees for a period of up to two years following the date of termination.

                        REPORT OF COMPENSATION COMMITTEE


To Our Shareholders:

The following is the Report of the Compensation Committee on our executive compensation policies with respect to compensation reported for fiscal year 2003 and our plans for 2004. In accordance with the rules of the SEC, this report shall not be incorporated by reference into any of the Corporation's future filings made under the Exchange Act or under the Securities Act of 1933 (the "Securities Act"), and shall not be deemed to be soliciting material or to be filed with the SEC under the Exchange Act or the Securities Act.

RESPONSIBILITIES AND COMPOSITION OF THE COMPENSATION COMMITTEE

The Compensation Committee meets periodically during the course of the year and establishes compensation programs for executive officers and senior managers and directors of the Corporation and its affiliates that are designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Corporation's short- and long-term growth and profitability. The Compensation Committee conducts regular comprehensive reviews of the Corporation's executive compensation program and establishes the annual compensation of the Corporation's executive officers and directors. The Compensation Committee also takes action, or recommends that the Board take action, regarding the adoption, amendment or administration of executive compensation, incentive and benefit plans. The Compensation Committee is comprised entirely of independent directors in accordance with NYSE standards and the director independence criteria contained in the Company's Corporate Governance Guidelines set forth in Appendix A to this proxy statement.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The central objective of the compensation philosophy of the Corporation is to provide fair and reasonable compensation to all employees, including executive officers and senior managers, which compensation is determined by a performance-based framework that enhances shareholder value through the integration of the overall financial condition and results of the operation of the Corporation with individual contribution and business unit performance. Within this philosophy, the Compensation Committee's specific objectives are to:
(i) provide annual compensation that takes into account the Corporation's performance relative to its financial goals and objectives, the performance of functions and business units under the executive's management and performance against assigned individual goals; (ii) align the financial interests of the executive officers with those of shareholders by providing significant equity-based long-term incentives; and (iii) offer a total compensation program for each executive officer based on the level of responsibility of the executive's position and necessary skills and experience relative to other senior management positions and comparative compensation of similarly positioned executives and senior managers of peer group financial institutions.

A critical aspect of the Compensation Committee's compensation philosophy is that some portion of the executive officer's and senior manager's total compensation be "at risk." The "at risk" portion is a function of the executive officer's and senior manager's performance against Corporation, business unit and individual goals and objectives.

The following two components of executive officer and senior manager compensation are "at risk": (i) an annual cash bonus principally based on short-term financial performance goals of the Company; and (ii) restricted stock grants principally based on longer-term financial performance goals of the Company. The total cash compensation opportunities for executive officers and senior managers are targeted at the median of industry practices among the Corporation's peer group. In addition, the Corporation's incentive cash and restricted stock award program provides for larger rewards when the Corporation's performance exceeds its financial goals and objectives and the performance of its peer group.

COMPENSATION COMPONENTS AND PROCESS

The major components of the Corporation's executive officer and senior manager compensation are: (i) base salary; (ii) annual cash incentive awards; and (iii) long-term incentive awards.

In determining executive officer and senior manager compensation levels for all of these components, the Compensation Committee ties a significant portion of executive compensation to the success of the executive officer and senior manager and the Corporation in meeting predetermined financial and other performance goals. In addition to these quantitative and qualitative factors, the Compensation Committee also exercises its judgment in making compensation determinations.

In making compensation decisions, the Compensation Committee relies upon the work performed by its independent compensation consultant and the Corporation's internal support staff. The independent compensation consultant reviewed market data to determine relevant compensation practices of the Corporation's peer group which consisted of national and regional financial institutions and bank holding companies that are determined to be indicative of the Corporation's financial service competitors in terms of size and mix of business. The Compensation Committee determined that the Corporation's peer group identified by the independent consultant is reasonable to measure the Corporation's compensation practices given the Corporation's continued and expected growth. This peer group differs from the indices presented later in the Total Return Performance graph, which includes a broader representation of companies.

In general, the Compensation Committee continues to adjust the mix of base salary, annual incentive awards and long-term incentives. In making such determinations, the Compensation Committee considers various factors and criteria including: (i) relevant industry compensation practices; (ii) the complexity and level of responsibility attendant to the executive position and job function; (iii) the importance of the executive's position to the Corporation compared to other executive positions; (iv) the competitiveness of the executive's total compensation; (v) financial performance of the Corporation; and (vi) accomplishment of the Corporation's and the business unit's strategic goals.

LONG-TERM INCENTIVE AWARDS

Awards under the 2001 Incentive Plan (stock options and restricted stock) are generally granted to executive officers and senior managers on an annual basis. The stock option awards cannot be issued with an exercise price below the market price of the Corporation's common stock at the time of the award, and the exercise price cannot be changed after the award is issued, except to accommodate any dividends, stock splits or conversions that would affect all shareholders.

The Compensation Committee has historically emphasized stock options providing long-term incentives to employees. In doing so, optionees' interests are aligned with those of the shareholders in that they both profit from a rising stock price. In 2003, the Compensation Committee awarded options to our executive officers based on the total number of options available for grant, the officer's position and base salary. Following the Distribution, dividends are expected to be a more important part of the total return to F.N.B. shareholders. Accordingly, in the future, the Company will rely more on granting shares of restricted stock in order to best align the Company's compensation practices to the corporate financial performance goals and objectives. Restricted stock awards will vest, in part, based on achievement of corporate financial performance goals.

In 2003, under the Corporation's 2001 Incentive Plan, the Compensation Committee granted restricted stock to certain non-executive officers and other employees who made particularly important contributions to the Corporation. There were no restricted stock grants awarded to the Corporation's executive officers during 2003.

CHIEF EXECUTIVE OFFICER COMPENSATION

The base salary paid to Mr. Gary L. Tice for his service as Chief Executive Officer of the Company during 2003 is described in the "Summary Compensation Table" set forth in this proxy statement. Mr. Tice's 2003 base salary was determined in accordance with the Company's compensation program described above and was based on considerations of competitive industry practices. Mr. Tice was not awarded any cash bonus or stock options or grants for his service as Chief Executive Officer during 2003.

Mr. Tice resigned his employment with the Company on December 31, 2003. Mr. Stephen J. Gurgovits assumed the position of President and Chief Executive Officer of the Company effective upon completion of the Distribution on January 1, 2004.

TAX POLICY

Section 162(m) of the Code generally would disallow a federal income tax compensation deduction to the extent that the Corporation paid in a taxable year compensation in excess of $1 million to the Chief Executive Officer or to any of the other executive officers named in the "Summary Compensation Table" of this proxy statement.

However, performance-based compensation paid pursuant to shareholder-approved plans and meeting certain other procedural requirements is not subject to the deduction limitation imposed by Section 162(m). Awards made under the 2001 Incentive Plan can be made eligible for that performance-based exception. Although the Compensation Committee keeps in mind the desirability of controlling the Corporation's non-deductible compensation expense, the Compensation Committee also believes that it is equally important to maintain the flexibility and competitive effectiveness of the Corporation's executive compensation program. Therefore, the Compensation Committee may from time to time, decide to make grants and awards which may not be deductible for federal income tax purposes due to the provisions of Section 162(m).

CONCLUSION

Based upon its review of the Corporation's executive compensation program, the Compensation Committee believes that the program's basic structure is appropriate, competitive and effectively serves the purposes for which it was established.

                                              Respectfully submitted,

                                              ROBERT B. GOLDSTEIN, CHAIRMAN
                                              JOHN W. ROSE
                                              WILLIAM J. STRIMBU

                             STOCK PERFORMANCE GRAPH

COMPARISON OF TOTAL RETURN ON OUR COMMON STOCK WITH CERTAIN AVERAGES

The following five-year performance graph compares the cumulative total shareholder return (assuming reinvestment of dividends) on the Corporation's Common Stock (--) to the Nasdaq Bank Index (o) and the Russell 2000 Index (X). This stock performance graph assumes $100 was invested on December 31, 1998, and the cumulative return is measured as of each subsequent fiscal year end.


F.N.B. CORPORATION FIVE-YEAR STOCK PERFORMANCE
TOTAL RETURN, INCLUDING STOCK AND CASH DIVIDENDS


                              12/31/98       12/31/99      12/31/00       12/31/01      12/31/02       12/31/03
                              --------       --------      --------       --------      --------       --------
F.N.B. Corporation             100.00          85.05         87.33         118.70        133.92         186.64

Russell 2000                   100.00         121.26        117.59         120.52         95.83         141.11

NASDAQ Bank Index              100.00          96.15        109.84         118.92        121.74         156.62


                            REPORT OF AUDIT COMMITTEE


To Our Shareholders:

The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Ernst & Young LLP, its independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

The Audit Committee has discussed with Ernst & Young LLP their independence from management and the Corporation, including the matters in the required written disclosures. The Audit Committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining their independence.

The Audit Committee discussed with the Corporation's internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee met six times during fiscal year 2003. In addition, the Audit Committee met telephonically to review SEC filings. The Chairman of the Audit Committee met quarterly with management and internal and external auditors to review earnings press releases and held several additional meetings with management to review various audit matters as needed.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

                                   Respectfully submitted,

                                   HARRY F. RADCLIFFE, AUDIT COMMITTEE CHAIRMAN
                                   ROBERT B. GOLDSTEIN
                                   R. BENJAMIN WILEY

                            AUDIT AND NON-AUDIT FEES

Ernst & Young LLP served as independent auditors of the Corporation for the fiscal year ended December 31, 2003 and 2002. The Company has been advised by such firm that none of its members or any of its associates has any direct financial interest or material indirect financial interest in the Corporation or its subsidiaries. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Fees paid to Ernst & Young LLP for professional services during 2002 and 2003 were as follows:

            Audit          Audit-Related             Tax              All Other
            -----          -------------             ---              ---------
2003       $646,519         $1,127,614            $1,987,527           $1,500

2002       $625,701           $561,818              $321,944               $0


AUDIT FEES relate to the audit of the Corporation's annual financial statements, review of the financial statements included in the Corporation's Reports on Form 10-Q, services provided in connection with regulatory filings and accounting consultations related to the audit. Audit Fees include $108,452 incurred as a result of the Distribution.

AUDIT-RELATED FEES relate to merger and acquisition services, audit and regulatory filing services provided in connection with the Distribution and the NYSE listing application, employee benefit plan audits, service auditor reports, internal control reviews and cash management reconciliation consultations. Audit-Related Fees include $823,709 incurred as a result of the Distribution.

TAX FEES relate to tax services, and include tax compliance, tax planning and tax advice services. Tax Fees include $1,101,397 incurred as a result of the Distribution.

ALL OTHER FEES relate to consulting fees not included in the above categories.

                AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to assure that the provision of such services does not impair the auditor's independence. The Audit Committee annually reviews and pre-approves the services that may be provided by the independent auditors. The Audit Committee will revise the list of pre-approved services from time to time, based on subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management, but may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Pre-approval fee levels for all services to be provided by the independent auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels requires specific pre-approval.

The annual audit services engagement terms and fees are subject to the pre-approval of the Audit Committee. In addition, the Audit Committee may grant pre-approval for other audit services, including statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

Audit-related services and tax services must also be pre-approved by the Audit Committee. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements. Tax services to the Company include tax compliance, tax planning and tax advice services.

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and that such pre-approval would not impair the independence of the independent auditors.

             TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

Certain of our directors and executive officers and their associates were customers of, and had transactions with one or more of the Company's subsidiaries in the ordinary course of business during 2003. Similar transactions may be expected to take place in the future. Loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability, nor did they present other unfavorable features. In addition, the Company's affiliate, First National Trust Company, acts as fiduciary under various employee benefit plans of and as investment manager to certain customers, whose officers and directors are also directors of the Company and of its bank subsidiaries.

There is no family relationship as defined in the SEC rules or the NYSE rules between any of our executive officers or directors. Family relationships exist between certain of our executive officers or directors and the employees of our subsidiary bank, FNBPA; however, these family relationships do not contravene NYSE and SEC independence standards. These employees participate in compensation and incentive plans or arrangements on the same basis as other similarly situated employees.

In consideration of business consultation that Mr. Rose furnished to us during 2003, we permitted Mr. Rose use of certain excess office space and secretarial support. Based on an independent valuation, we determined that the value of our excess office space and secretarial support was approximately $4,000.

In the ordinary course of business, we may use the products and services of companies, partnerships or firms of which our directors are officers, directors or owners. Messrs. Ekker and Wallace are partners of law firms that have provided and are expected during 2004 to provide certain legal service to our affiliates from time to time. Messrs. Ekker's and Wallace's law firms received approximately, $28,000 and $14,000, respectively, as payment for services provided to our affiliates in 2003. As discussed under the caption titled "Our Board of Directors and Its Committees" in this proxy statement, our Board determined that neither Mr. Ekker nor Mr. Wallace have a material relationship with the Company and that both Mr. Ekker and Mr. Wallace are independent under applicable NYSE independence criteria and our Company's independence standards as set forth in our Corporate Governance Guidelines.

Upon his retirement as our Chief Executive Officer on December 31, 2000, Chairman Mortensen continued to provide services as an advisor to the Company pursuant to an agreement providing that Mr. Mortensen was to be paid annual compensation in the amount of one-half his base salary in 2000 (approximately $280,000) and continued participation in the Company's incentive bonus program during the period January 1, 2001, through December 31, 2007. Subsequently, on December 20, 2001, Mr. Mortensen agreed to a buy-out and termination of this agreement and entered into a new severance agreement whereby the Company paid $3,166,982 on January 24, 2002, to a trust of which Mr. Mortensen is the beneficiary and awarded him 156,800 options to purchase Company stock. Additionally, the new severance agreement provides certain deferred benefits to Mr. Mortensen, until he reaches the age of 72, including medical coverage, payment of country club dues, corporate transportation and reimbursement of customary director expenses including use of office space and secretarial support. Mr. Mortensen's severance agreement does not obligate him to provide continued services to the Company or its affiliates. The severance agreement was approved by the Company's Compensation Committee and ratified by the Board. Pursuant to the terms of the severance agreement, during 2003, F.N.B. paid approximately $4,319 for health/medical benefits, $100,000 for insurance premiums, $14,282 for country club dues and $2,572 for expenses related to use of the corporate airplane. As discussed under, "Our Board of Directors and Its Committees," of this proxy statement, the Board determined that Mr. Mortensen does not have a material relationship with the Company and is independent under applicable NYSE standards and the independence standards set forth in the Company's Corporate Governance Guidelines.

                           SHAREHOLDER COMMUNICATIONS

Shareholders may send communications to our Board of Directors, and any individual director, by addressing such communications to the Board of Directors, or to any individual director, c/o David B. Mogle, Secretary, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148. Mr. Mogle, or his designee, will promptly forward all such communications submitted and addressed in this manner to the members of the Board of Directors or any designated individual director or directors, as the case may be.

                              SHAREHOLDER PROPOSALS

Any shareholder who, in accordance with and subject to the provisions of Rule 14a-8 of the proxy rules of the SEC, wishes to submit a proposal for inclusion in our proxy statement for our 2005 Annual Meeting of Shareholders must deliver such proposal in writing to Corporate Secretary, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148, not later than November 27, 2004.

Pursuant to our By-laws, if a shareholder wishes to present at our 2005 Annual Meeting of Shareholders (i) a proposal relating to nominations for and election of directors for consideration by the Nominating Committee of our Board of Directors or (ii) a proposal relating to a matter other than nominations for and election of directors, otherwise than pursuant to Rule 14a-8 of the proxy rules of the SEC, the shareholder must comply with the provisions relating to shareholder proposals set forth in our By-laws, which are summarized below. Written notice of any such proposal containing the information required under our By-laws, as described herein, must be delivered to the attention of our Secretary at our principal executive offices at F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, Pennsylvania 16148. The Notice shall be delivered to the Secretary not less than 14 days prior to the meeting of the shareholders called for the election of directors; except that if less than 21 days' notice of the meeting is given to shareholders, the Notice shall be delivered to the Secretary not later than the earlier of the seventh day following the day on which notice of the meeting was first mailed to shareholders or the fourth day prior to the meeting. In lieu of delivery to the Secretary, the Notice may be mailed to the Secretary by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary.

A written shareholder proposal or shareholder nomination for a nomination of director must set forth:

         (1) the name and address of the nominating shareholder;

         (2) a representation that the shareholder is a holder of record of the Company's voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice;

         (3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act had proxies been solicited with respect to such nominee by the Board of Directors;

         (4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

         (5) the written consent of each nominee to serve as a director of the Company if so elected; and

         (6) such other information as may be required by any applicable law or regulation.

Only candidates nominated by shareholders for election as a member of our Board of Directors in accordance with our By-law provisions as summarized herein will be eligible for consideration by the Nominating Committee to be nominated for election as a member of our Board of Directors at our 2005 Annual Meeting of Shareholders, and any candidate not nominated in accordance with such provisions will not be considered or acted upon for election as a director at our 2005 Annual Meeting of Shareholders. See discussion under caption titled "Nominating and Corporate Governance Committee" of this proxy statement.


                                  OTHER MATTERS

Our Board of Directors does not know of any matters to be presented for consideration at our Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any matters are properly presented, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.



                                            BY ORDER OF THE BOARD OF DIRECTORS,

                                            David B. Mogle, Secretary



March 25, 2004

                                                                   APPENDIX A

                               F.N.B. CORPORATION
                  CORPORATE GOVERNANCE GUIDELINES OF THE BOARD

Contents

I.   Board Mission

     A.   Director Responsibilities
     B.   Director Qualifications

II.  Functions of the Board

     A.   Criteria for Composition of the Board, Selection of New Directors
     B.   Assessing the Board's Performance
     C.   Formal Evaluation of the Chief Executive Officer
     D.   Succession Planning and Management Development
     E.   Board and Management Compensation Review

III. Board composition

     A.   Size and Composition of the Board
     B.   Definition of Independence
     C.   Former Officer-Directors
     D.   Change of Job Responsibility
     E.   Director Tenure
     F.   Retirement Age
     G.   Limits on Board and Audit Committee Memberships
     H.   Stock Ownership Requirements

IV.  Board Committees

     A.   Committee Responsibilities
     B.   Composition of Committees

V.   Board Operations

     A.   Executive Chairman
     B.   Executive Sessions for Non-Management Directors
     C.   Committee and Board Agendas
     D.   Board and Committee Materials and Presentations
     E.   Regular Attendance of Non-Directors at Board Meetings
     F.   Board Access to Management
     G.   Board Interaction with Institutional Investors and Press
     H.   Board Access to Outside Resources
     I.   Director Orientation and Continuing Education
     J.   Code of Business Conduct and Ethics
     K.   Communications with Board

I.   Board Mission

     A. Director Responsibilities

     Directors should exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its shareholders in a manner consistent with their fiduciary duties. Directors are expected to devote the time and effort necessary to fulfill their Board responsibilities, including, but not limited to, reviewing the materials sent to them in advance of meetings and being prepared to participate in the meetings. Directors should regularly attend meetings of the Board of Directors and of all Board committees upon which they serve. Directors are expected to attend the Company's Annual Meeting of Shareholders.

     B. Director Qualifications

     A majority of the Company directors will be independent in accordance with the standards described under "Definitions of Independence" below. The Board will observe all additional criteria for independence established by the New York Stock Exchange ("NYSE") or other governing laws and regulations. No director will be deemed independent unless the Board affirmatively determines that the director satisfies applicable independence criteria.

     Directors may be nominated by the Board or by shareholders in accordance with the Bylaws. The Nominating and Corporate Governance Committee ("Committee") will review all nominees for the Board in accordance with its charter. The assessment will include a review of the nominee's judgment, experience, temperament, independence, compatibility with the Company's culture, understanding of the Company's finances, business and operations and those of other related industries, attendance at meetings and such other factors as the Committee concludes are pertinent in light of the current needs of the Board. The Committee will select qualified nominees and review its recommendations with the Board, which will decide whether to invite the nominee to join the Board. The Chairman of the Board and/or Chairman of the Committee should extend the Board's invitation to join the Board. The Board will require that nominees become shareholders of the Company prior to the solicitation of proxies for their election.

II.  Functions of the Board

     A. Criteria for Composition of the Board; Selection of New Directors

     The Board empowers the Committee to periodically review the criteria for composition of the Board. Likewise, the Board has delegated to this Committee the responsibility to evaluate potential new candidates for Board membership in accordance with the Board qualifications and composition standards and to make recommendations to the Board. See discussion at "Director Qualifications" above.

     B. Assessing the Board's Performance

     The Company's Committee annually reviews and reports to the Board on the effectiveness of the Company's governance processes. The Committee will receive comments from all Directors and report annually to the Board with an assessment of the effectiveness of the Company's corporate governance practices and recommendations for improvement of such practices. This will be discussed with the full Board annually.

     C. Formal Evaluation of the Chief Executive Officer

     The Board Compensation Committee makes an evaluation of the Chief Executive Officer at least annually. The Board of Directors will review the Compensation Committee report in order to confirm that the Chief Executive Officer is providing effective leadership for the Company in the long- and short-term.

     D. Succession Planning and Management Development

     Succession planning is considered periodically by the Executive Committee. Generally, the Executive Committee will make management succession planning recommendations to the Board.

     E. Board and Management Compensation Review

     The Compensation Committee makes periodic recommendations to the Board regarding compensation of Company directors based on comparisons with relevant peer groups and industry practices. The Board believes it is desirable that the Board's total compensation includes a combination of cash and stock-based compensation.

     Officer-directors receive no separate compensation for the Board service.

III. Board Composition

     A. Size and Composition of the Board

     The Company Bylaws provide that the Board shall be comprised of between five (5) and twenty-five (25) members.

     B. Definition of Independence

          Independence Determinations. The Board may determine a Company director to be independent if the Board has affirmatively determined that the Director has no material relationship with the Company, either directly or as partner, stockholder or officer of an organization that has a material relationship with the Company. A relationship is material if, in the judgment of the Board, it would interfere with the director's independent judgment. Independence determinations will be made on an annual basis for inclusion in the proxy statement and, if a director joins the Board between annual meetings, at such time. For these purposes, a director will not be deemed independent if the director's relationship with the Company is of the type that would expressly preclude an independence determination under the rules of the New York Stock Exchange.

     Additionally, the Board shall use the following criteria to assess the independence of the Company's directors:

          (a) Relationship to an Entity. The business relationship between the Company and an entity will be considered in determining director independence where a director serves as an officer or director of the entity or, in the case of a for-profit entity, where the director is a general partner of or owns more than 5% of the equity of such entity. Such relationships will not be deemed relevant to the independence of a director who is a non-management Director or a retired officer of an entity unless the Board determines otherwise.

          (b) For-Profit Entities. Where a Company director is director or officer of a for-profit entity that is a client of the Company, whether as a borrower of Company's subsidiary, First National Bank of Pennsylvania, or its affiliate, Sun Bank or customer who obtains services or products from Company's trust, insurance, or investment affiliates, the financial relationship between Company and the entity will not be deemed material to a director's independence; provided (i) the relationship was entered into on terms substantially similar to those that would be offered to comparable customers in similar circumstances, or in the case of a loan, complies with Regulation O of the Board of Governors of the Federal Reserve System ("Regulation O"), and (ii) termination of the relationship in the normal course of business would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations or business of the borrower or other customer.

          (c) Law Firms. Where a director is associated as a partner or associate of, or of counsel to, a law firm that provides services to the Company or its affiliates, the relationship will not be deemed material if neither the director nor an immediate family member of the director provides such services to the Company or its affiliates and the payments from the Company and its affiliates do not exceed 2% or $1,000,000, whichever is greater, of the law firm's revenues in each of the past five years.

          (d) Not-For-Profit Entities. The Company supports not-for-profit entities through grants and other support. Where a director is an officer of a not-for-profit entity, contributions by the Company will not be deemed material if, Company's contributions do not exceed 5% of a not-for-profit entity's total revenues.

          (e) Personal Banking and Other Financial Services. The Company's subsidiary banks provide personal banking and other financial services to individuals in the ordinary course of its business. The Sarbanes-Oxley Act prohibits loans to directors and executive officers, except certain loans in the ordinary course of business by an insured depository institution in accordance with the requirements of Regulation O from its subsidiary bank. All such loans that are in the ordinary course of Company's business will not be deemed material for director independence determinations unless a director has an extension of credit that is not performing in accordance with its contractual terms, is on a non-accrual basis or has been otherwise specially mentioned or criticized in the most recent federal bank examination report.

          (f) Facts and Circumstances. Company's Corporate Governance Guidelines acknowledge that the NYSE and above-stated Company independence standards cannot anticipate or explicitly provide for all circumstances that may indicate a potential conflict of interest, or that may signal a material relationship between Company and the director. Accordingly, in assessing the materiality of a director's relationship with Company and in making the resulting "independence" determination, the Corporate Governance Guidelines require that the Board broadly consider all relevant facts and circumstances not only from the perspective of the director but also from the standpoint of persons, organizations, businesses or other entities with which the director has an affiliation or business, financial or other relationship.

          (g) Audit Committee Requirements. Director members of the Company's Audit Committee shall also satisfy the "independence" requirements of Rule 10A-3(b)(1) of the Securities and Exchange Commission ("SEC").

     C. Former Officer-Directors

     As a general rule, an officer-director is not restricted from serving on the Board beyond the date he or she retires or resigns as a full-time officer.

     D. Change of Job Responsibility

     A director may be required to offer his or her resignation following the loss of principal occupation other than through normal retirement.

     E. Retirement Age

     Non-management directors shall not stand for re-election to the Board after they reach the age of 72, except for those directors who are grandfathered under the Company's policies.

     F. Board and Audit Committee Memberships

     Each person serving as a director must devote the time and attention necessary to fulfill the obligations of a director. Key obligations include appropriate attendance at Board and committee meetings and appropriate review of preparatory material. Directors will review proposed service on the Board of any additional public company or any governmental position with the Committee.

     If a member of the Audit Committee wishes to serve on more than a total of two audit committees, the Board must approve such additional service before the director accepts the additional position.

     G. Stock Ownership Requirements

     Applicable bank regulatory requirements specify that the Board members own a certain minimum amount of qualifying shares of the Company and it is generally desirable for directors to own a significant number of shares or share equivalents of F.N.B. Company stock and for new directors to work toward that goal. The current holdings of Board members meet this objective and it is unnecessary to set a specific target.

IV.  Board Committees

     A. Committee Responsibilities

     The Board as a whole is responsible for the oversight of management on behalf of the corporation's stockholders. The board is assisted in its oversight function by various Board committees.

     The Board has the following committees: Audit, Compensation, Nominating and Corporate Governance, Investor Relations and Executive Committee.

     (i) The Board has allocated oversight of risk matters to the Audit Committee and the Audit Committee is responsible for discussion of guidelines and policies to govern the process by which risk assessment and management is undertaken. The director members of the Audit Committee shall satisfy the criteria for composition set forth in SEC Rule 10A-3(b)(1) and the Federal Deposit Insurance Corporation Improvement Act of 1991 and regulations promulgated pursuant thereto.

     (ii) The Committee is responsible for selecting and recommending nominees for election to the Company's Board of Directors in order to promote the best interests of the Company and its shareholders through implementation of prudent and sound corporate governance principles and practices.

     (iii) The Executive Committee provides an efficient means of considering such matters and taking such actions as may require Board attention or action in the intervals between regular meetings of the Board.

     (iv) The Compensation Committee reviews performance of senior management and reviews and implements compensation and benefit matters having corporate-wide significance.

     (v) The Investor Relations Committee is principally responsible for review and counsel regarding the Company's investor relations practices.

     The number and responsibilities of Committees are reviewed periodically. Each Company's Board Committee will report to the Board at the next regularly scheduled Board meeting following a Committee meeting.

     B. Composition of Committees

     Membership on the Committees is reviewed each year by the Chairman and the Nominating and Corporate Governance Committee and approved by the full Board. There is no strict committee rotation policy. Changes in committee assignments are made based on committee needs, director experience, interest and availability, and evolving legal and regulatory considerations. Additionally, in the reviewing of the composition of the Board committees, the Board will also consider any listing and/or applicable regulatory qualifications as may be applicable to specific committees.

     Each of the members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee, will be directors for whom the Board has made an affirmative independence determination under the independence standards described in these Guidelines. Additionally, with respect to the Audit Committee members, the Board shall make an affirmative independence determination under the independence requirements set forth in SEC Rule 10A-3(b)(1). Officer-directors do not serve on any committee other than the Board-level Executive Committee and Investor Relations Committee. Officer-directors and other officers of the Company or its affiliates may attend committee meetings at the invitation of the committee chairman.

V.   Board Operations

     A. Executive Chairman

     The Board has no set policy on whether or not to have one.

     B. Executive Sessions for Non-Management Directors

     The non-management Directors will meet regularly in executive session at least once a year. The meeting is for purpose of reviewing Board performance and the Company's corporate governance practices. The lead director is the Chairman, if independent, unless another director is selected as lead director of the meeting as determined by a vote of the independent non-management Directors. This meeting or meetings, or others that may be scheduled, will also provide the opportunity for discussion of such other topics as the non-management Directors may find appropriate, with discussion to be led by the chairman of the committee most relevant to the topic, including the Audit Committee, Executive Committee, Nominating and Corporate Governance Committee and the Investor Relations Committee. Also, if the non-management Director group includes Directors who are not independent under these Guidelines and the applicable rules of the New York Stock Exchange, the Board should at least once a year schedule an executive session at which only independent Directors are present.

     C. Committee and Board Agendas

     Committee agendas are prepared based on expressions of interest by Committee members and recommendations of management. Committee chairs give substantive input to and approve final agendas prior to committee meetings. The Chairman of the Board prepares Board agendas based on discussions with all Directors and issues that arise.

     D. Board and Committee Materials and Presentations

     To the extent feasible, information regarding items requiring Board and/or committee approval or action is distributed sufficiently in advance to permit adequate preparation. Information regarding press and analyst reports is provided monthly. Detailed financial information is provided monthly and quarterly. The directors shall maintain the confidentiality of such information in accordance with applicable company policies.

     E. Regular Attendance of Non-Directors at Board Meetings

     During the Board meeting, the Chief Financial Officer, Chief Legal Officer, Treasurer and the Secretary are present. Other members of management may be present at the invitation of the Chairman.

     F. Board Access to Management

     Board members have complete access to management. The Director should use his or her judgment to ensure that any such contact is not disruptive to the business operations of the Company. A Director will not discuss with management investment research involving a company with which the Director is affiliated.

     G. Board Interaction with Institutional Investors and Press

     F.N.B. management is the sole contact with outside parties. However, from time to time, Directors may be asked by the Board or management to speak with others, as appropriate.

     H. Board Access to Outside Resources

     The main responsibility for providing assistance to the Board rests on the internal organization. The Board and Board committees can, if they wish to do so, seek legal or other expert advice from a source independent of management and shall be provided the resources for such purposes. Generally this would be with the knowledge of the Chairman, but this is not a condition to retaining such advisors.

     I. Director Orientation and Continuing Education

     At such time as a Director joins the Board, the Board and the Chief Executive Officer will provide appropriate orientation for the Director, including arrangement of meetings with management. The Board considers it desirable that Directors participate in continuing education opportunities and considers such participation an appropriate expense to be reimbursed by the Company.

     J. Code of Business Conduct and Ethics

     F.N.B. has a comprehensive Code of Conduct and an Ethics Policy. The Code of Conduct and Ethics Policy is applicable to all employees and, as modified by applicable addenda, to Directors. The Code of Conduct and Ethics Policy address compliance with law; reporting of violations of the Code of Conduct and Ethics Policy or of laws or regulations; employment and diversity; confidentiality of information; protection and proper use of the Company's assets; conflicts of interest; and personal securities and other financial transactions. Each Director is expected to be familiar with and to follow the Code of Conduct and Ethics Policy to the extent applicable to them.

     K. Communications with Board

     Any shareholder may contact any Board member or committee chair. Please mail correspondence to:

     F.N.B. Corporation
     Attention (Board Member)
     Office of the Secretary
     One F.N.B. Boulevard, 6th Floor
     Hermitage, PA 16148

     If you have a particular concern regarding accounting, internal accounting controls, or auditing matters that you wish to bring to the attention of the Audit Committee of the Board of Directors, please mail correspondence to:

     F.N.B. Corporation
     Attention: Harry Radcliffe
     Chairman, Audit Committee
     c/o Audit Department
     One F.N.B. Boulevard
     Hermitage, PA 16148

     Such reports may be done anonymously, if you wish. For complaints that are not anonymous, we will respect the confidentiality of those who raise concerns, subject to our obligation to investigate the concern and any obligation to notify third parties, such as regulators and other authorities.

                                                                    APPENDIX B

                               F.N.B. CORPORATION
                             AUDIT COMMITTEE CHARTER

I.   ORGANIZATION

     This charter governs the operations of the F.N.B. Corporation Audit Committee. The Committee shall review this charter on an annual basis and recommend any proposed changes to the Board of Directors.

     The Committee shall be comprised of not fewer than three members of the Board, and the Committee's composition shall satisfy the requirements of the rules of the New York Stock Exchange (the "Exchange"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Securities and Exchange Commission (the "Commission") and the requirements under applicable banking laws and regulations. Accordingly, all of the members shall be directors:

     o who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

     o who do not accept directly or indirectly any consulting, advisory or other compensatory fees from the Company or any subsidiary of the Company, other than in the member's capacity as a member of the Board or any Board committee of the Company or the affiliates of the Company;

     o who are not "affiliated persons" of the Company or any subsidiary of the Company, as defined by the Commission;

     o    who are financially literate; and

     o who qualify as "independent" directors under the rules of the Exchange.

     In addition, at least one member of the Committee shall be an "audit committee financial expert," as defined by the Commission, and at least two members shall have "banking or related financial management expertise," as defined in 12 CFR Part 363 of the Federal Deposit Insurance Corporation regulations. The members of the Committee shall be appointed by the Board, and Committee members may be replaced by the Board. Committee members shall not serve on more than two other public company audit committees, unless the Board determines that simultaneous service would not impair the ability of the Committee member to serve effectively on the Committee and the Board discloses such determination in the Company's annual proxy statement. The Committee shall report the results of their activities to the Board of Directors.

II.  PURPOSE

     The Committee shall provide assistance to the board with respect to their oversight of:

     o    the integrity of the Company's financial statements;

     o the performance of the Company's internal audit function and independent auditors;

     o    the independent auditor's qualifications and independence; and

     o the Company's compliance with ethics policies and legal and regulatory requirements.

     The Committee shall prepare its report to be included in the Company's annual proxy statement, as required by regulations of the Commission.

III. AUTHORITY AND FUNDING

         It is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the authority to engage outside counsel, auditors and other advisers as it determines necessary to carry out its duties, at the expense of the Company. The Committee shall have the authority to engage, and determine funding for, independent counsel and other advisors to the Committee.

     The Company shall provide appropriate funding, as determined by the Committee, for:

     o compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

     o    compensation to any adviser employed by the Committee; and

     o ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

IV.   DUTIES AND RESPONSIBILITIES

     The Committee's role is one of oversight, and the Committee recognizes that the Company's management is responsible for the preparation and publication of the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. In addition, the Committee recognizes that the Company's financial management personnel, as well as the independent auditors, because of the nature of their relationship with the Company are in a position to devote more time and acquire greater knowledge and more detailed information regarding the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee shall not be deemed to provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

     The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee shall have the discretion to conduct activities in addition to those listed herein as it deems appropriate given the circumstances.

     1. The Committee shall be directly responsible for the appointment (subject, if applicable, to shareholder ratification), compensation, retention, evaluation, termination and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall direct the independent auditors to report directly to the Committee.

     2. The Committee shall approve, in advance, all auditing services and all non-audit services, including the fees and terms thereof, to be performed by the independent auditors that are permitted under Section 10A of the Exchange Act and the rules and regulations of the Commission thereunder, subject to the de minimis exceptions under such rules for permissible non-audit services that are nonetheless approved by the Committee prior to the completion of the audit. The Committee may form, and delegate authority to, subcommittees consisting of one or more members of the Committee when appropriate, including the authority to grant preapprovals of audit and permissible non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next ensuing meeting.

     3. At least annually, the Committee shall obtain and review with the independent auditors their report describing:

          o    the independent auditors' internal quality control procedures.

          o any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

          o all relationships between the independent auditors and the Company, to assess the independent auditors' independence.


     4. The Committee shall discuss the Company's annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to the filing of the respective Annual Report on Form 10-K or Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the annual audit and the quarterly reviews and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     5. In connection with its review and discussions regarding the Annual Report on Form 10-K, the Committee (i) shall discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, (ii) shall receive and review the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and (iii) discuss with the independent auditors their independence. Based on these reviews, the Committee shall recommend to the Board of Directors whether the audited financial statements should be included in the Annual Report on Form 10-K.

     6. The Committee shall receive a report from the independent auditor, prior to the filing of its audit report with the Commission, on all critical accounting policies and practices of the Company, all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

     7.   The Committee shall review:

          o major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies;

          o analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

          o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

     8. The Committee shall review and discuss the Company's earnings press releases, including any use of "pro forma," or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Chair of the Committee may represent the entire Committee for purposes of this review. The Committee may undertake such review generally, including discussion of the types of information to be disclosed and the type of presentation to be made, and need not discuss in advance each earnings release or each instance in which the company may provide earnings guidance.

     9. The Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls and policies with respect to risk assessment and risk management.

     10. Periodically, the Committee shall meet separately with management, the internal auditors and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee.

     11. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

     12. The Committee shall set clear hiring policies for employees or former employees of the independent auditors that are consistent with Section 10A(l) of the Exchange Act, the regulations of the Commission and the Exchange's listing standards.


     13. The Committee shall review the disclosures and certifications made to the Committee by the Company's CEO and CFO during their certification process under Section 302 and 906 of the Sarbanes-Oxley Act of 2002 for the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

     14. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     15. The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     16. The Committee shall investigate any reported known or suspected violations of the Code of Conduct for Senior Executives and Financial Managers or the Company-wide Code of Ethics where required, and shall oversee an appropriate response, corrective action and preventative measures for both. The Committee shall review any proposed amendments or waivers to the codes and shall make a recommendation to the full Board of Directors for appropriate action, which will be subject to public disclosure as required by regulations of the Commission and the Exchange's listing standards.

     17. The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

                                                                    APPENDIX C

                               F.N.B. CORPORATION
          CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Mission

     The F.N.B. Corporation (the "Company") Nominating and Corporate Governance Committee (the "Committee") is responsible for (i) identifying and recommending to the Board individuals qualified to become Board members of the Company, consistent with the criteria established by the Board; (ii) developing and recommending to the Board a set of corporate governance principles applicable to the Company; and (iii) overseeing the evaluation of the Board and the Company's management.

Membership

     The Committee shall consist solely of non-management directors, each of whom shall be independent in accordance with the independence requirements of the New York Stock Exchange and the standards set forth in the Company's "Corporate Governance Guidelines of the Board." The Chairman shall select members of the Committee, subject to the approval of the Board.

Responsibilities and Authority

     The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee shall have the discretion to conduct activities in addition to those listed herein as it deems appropriate given the circumstances.

     o Making recommendations regarding the composition and size of the Board and tenure of directors.

     o Developing and recommending to the Board of Directors specific guidelines and criteria for screening and selecting nominees to the Board of Directors, which should cover, among other things, experience, skill set and the ability to act on behalf of shareholders.

     o Reviewing the qualifications of, and recommending to the Board of Directors, those persons to be nominated for membership on the Board of Directors and to be elected by the Board to fill vacancies and newly created directorships.

     o Reviewing candidates recommended by shareholders in accordance with the procedures set forth in the Company's Bylaws.

     o Conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates.

     o Considering the performance of incumbent members of the Board of Directors in determining whether to recommend that they be nominated for reelection. Such consideration shall include an assessment of each incumbent member's preparation for, and participation at meetings, contribution to the cohesiveness and productivity of the Company Board and compatibility with the Company's corporate culture.

     o Identifying responsibilities of the directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of materials.

     o Developing guidelines with respect to director access to management and, as necessary or appropriate, independent advisors.

     o Developing guidelines and, where appropriate, programs for director orientation and continuing education.

     o Reviewing the duties and composition of committees of the Board, including a review of the criteria for composition of the Audit Committee under the rules of the New York Stock Exchange and under the Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA), and a review of the criteria for composition of the Compensation Committee under the rules of the New York Stock Exchange, under Section 162(m) of the Internal Revenue Code and under Section 16 of the Securities Exchange Act of 1934, and identifying and recommending the Board directors qualified to become members of the Nominating-Corporate Governance and other Board committees, taking into account such listing and regulatory criteria, if applicable, as well as such other factors as the Committee deems appropriate.

     o    Reviewing shareholder proposals and proposed responses.

     o Reviewing and recommending to the Board the Corporate Governance Guidelines of the Board and any proposed changes to such practices.

     o Providing a leadership role in shaping the corporate governance of the Company.

     o Periodically appraising Board and management performance and leading the Board self-evaluation discussion.

     o Performing such other functions and duties as may be requested by the Board of Directors from time to time.

     o Reviewing this Charter at least annually and recommending any proposed changes to the Board of Directors.

     The Committee shall report regularly to the Board of Directors. The Committee shall have authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion. Subject to prior approval by the Company Board, the Committee shall have authority to retain, terminate and obtain advice, reports or opinions from search firms or other internal or outside advisors and legal counsel in the performance of its responsibilities, and to approve related fees and retention terms.

Meetings

     The Committee may establish its own schedule for meetings throughout the year and shall determine the number of meetings necessary and proper for the conduct of business.

                                                                    APPENDIX D

                               F.N.B. CORPORATION
                         COMPENSATION COMMITTEE CHARTER

I. COMMITTEE MEMBERS

The Committee will consist of at least three members selected by the F.N.B. Corporation Chairman and approved by the Board of Directors. All Committee members will be non-employee directors of F.N.B. Corporation (Company), as defined by Rule 16b-3 under the Securities and Exchange Act of 1934, meet the independence requirements of the New York Stock Exchange (NYSE) and qualify as "outside directors" under Section 162m of the Internal Revenue Code. The Board will approve Committee members based on the member's competence and ability to add substance to the deliberations of the Committee. Desirable qualifications for Committee members include experience in business management, executive compensation, employee benefits and human resources. The members shall serve for such terms as the Board may determine and until their successors shall be duly qualified and appointed. The Board shall designate a chairperson for the Committee.

II. PURPOSES OF THE COMMITTEE

The Committee assists the Board in fulfilling the Board's responsibilities regarding the following:

     a. oversight of the corporation's compensation policies, including compensation of the Chief Executive Officer (CEO) and other Company executives;

     b.   administration of the Company's equity incentive plans;

     c. preparing an annual report on executive compensation for inclusion in the proxy statement relating to the Company's annual meeting of shareholders in accordance with applicable rules and regulations of the NYSE and Securities and Exchange Commission (SEC).

III. MEETINGS

The Committee shall meet as frequently as the Committee deems necessary to carry out its duties under this charter. The Committee Chairperson, the Chairman of the Board or Chief Executive Officer may call special meetings of the Committee as needed. The Committee chairperson shall, in consultation with the other members of the Committee and appropriate officers of the Company, establish the agenda for each Committee meeting. The Committee may request any officer or employee of the Company or any representative of the Company's advisors to attend a meeting or to meet with any members of the Committee. Any member of the company's management whose performance or compensation is to be discussed at a Committee meeting should not attend such meeting or the portion of such meeting where such issues are discussed by the Committee.

IV. DUTIES, RESPONSIBILITIES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the following duties, responsibilities and authority:

     a. in consultation with senior management, to approve the Company's executive compensation philosophy and to oversee and monitor the Company's executive compensation policies, plans and programs to insure that they are consistent with the Board's compensation philosophy and objectives, as well as the long term interests of the Company's shareholders.

     b. to review and recommend approval of corporate goals and objectives relevant to CEO compensation, to the Company Board, evaluate the CEO's performance in light of those goals and objectives and recommend the CEO's compensation level to the Board based on such evaluation.

     c. to determine and recommend the long term incentive component of CEO compensation subject to approval of the Board; in determining its recommendation concerning the long term incentive component, the Committee will consider the company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the company CEO in past years and such other factors as the Committee deems appropriate.

     d. to annually review, approve and recommend to the Board as appropriate, the compensation, including incentive compensation for other senior executives of the corporation.

     e. make recommendations to the Board with respect to incentive compensation plans and equity based plans.

     f. to retain and terminate any compensation consultant to be used to assist in the evaluation of Director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms.

     g. to obtain advice and assistance from internal or external legal, accounting or other advisors.

     h. to adopt, administer, approve and ratify awards under incentive compensation and stock plans, including amendments to the awards made under any such plans and review and monitor awards under such plans.

     i. to review and evaluate, at least annually, the compensation of the Board, including cash and equity compensation, and to recommend any changes in Board compensation.

     j. prepare an annual Committee report on executive compensation for inclusion in the proxy statement or annual report in accordance with applicable rules and regulations of the NYSE and Securities and Exchange Commission (SEC).

     k. the Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a sub-committee consisting of one or more members of the Committee, or to senior officers of the company. The Committee may only delegate to the extent permitted by the rules of the NYSE, SEC and applicable law. The Committee may not delegate any of its duties and responsibilities with regard to compensation arrangements, including salary and short term and long term incentive awards, with respect to the CEO or any Section 16 officer.

V. REPORTING OF COMMITTEE ACTIVITIES

The Committee shall report the information elicited by its activities to the Board and, where appropriate, its recommendations for action by the Board at the next meeting subsequent to that of the Committee. The Committee may similarly report certain action to the Board for approval, ratification and/or confirmation.

VI. ANNUAL PERFORMANCE EVALUATION

The Committee shall conduct an annual evaluation of the Committee's performance, periodically assess the adequacy of its charter, review the assessments with the Board and recommend changes as needed.

VII. RESOURCES

In order to carry out the duties conferred upon the Committee by the charter, the Committee is authorized to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, or other experts or consultants, as it deems appropriate, without seeking approval of management or the Board. The Company shall provide for appropriate funding, as determined by the Committee, for payment of any such fees.

------------------------------------------------------------------------------


                               F.N.B. CORPORATION
              One F.N.B. Boulevard o Hermitage, Pennsylvania 16148
                                 (724) 981-6000
                        Website: www.fnbcorporation.com

                               F.N.B. CORPORATION
                       2004 ANNUAL MEETING OF SHAREHOLDERS

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Tito L. Lima, Louise Lowrey and James G. Orie, each with full power to act without the others, as Proxies of the undersigned, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as indicated on the reverse, all the shares of Common Stock of F.N.B. Corporation held of record by the undersigned on March 3, 2004 at the Annual Meeting of Shareholders to be held on May 12, 2004 or any adjournment, postponement or continuation thereof.



       (Continued, and to be marked, dated and signed, on the other side.)




                              FOLD AND DETACH HERE

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.

ELECTION OF DIRECTORS:


CLASS III FOR THE TERM OF THREE YEARS:                    FOR                   WITHHOLD
William B. Campbell, Stephen J. Gurgovits          all nominees listed      authority to vote     I(We) will attend the meeting.
Harry F. Radcliffe, John W. Rose                  (except as marked to      for all nominees
CLASS II FOR THE TERM OF TWO YEARS:                the contrary below)           listed                 Yes         No
Robert B. Goldstein                                       [ ]                     [ ]                   [ ]         [ ]
CLASS I FOR THE TERM OF ONE YEAR:
Henry M. Ekker

INSTRUCTION: To withhold authority to vote your shares for any individual nominee, write that nominee's name here:


--------------------------------------------------------------------
--------------------------------------------------------------------
Your shares will be voted for the election of each nominee whose name is not written in the space above.


                                                                          In their discretion, the Proxies are authorized to
                                                                          vote upon such other matters as may properly come
                                                                          before the meeting.


                                                                          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
                                                                          AS DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER(S).
                                                                          IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                                                          FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.

                                                                          PLEASE DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY
                                                                          IN THE ENCLOSED ENVELOPE.


                                                                                               Daytime Phone:_________________

Signatures(s): ____________________________________Signature(s):________________________________________Date:_________________

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, etc., or as officer of a corporation, please give your full title(s) as such. For joint accounts, each joint owner must sign.


                              FOLD AND DETACH HERE




         Dear Shareholder:

         F.N.B. Corporation offers a Dividend Reinvestment and Direct Stock Purchase Plan for its shareholders.

         This plan provides features such as safekeeping to eliminate the risk of loss, theft or destruction of stock certificates; automatic dividend reinvestment and purchase of additional common shares without a broker fee.

         All of these convenient features are at no cost to you.

         If you wish to participate in this Plan, a Prospectus and enrollment form may be obtained by calling F.N.B. Shareholder Services at 888-441-4362.

                                           Sincerely,

                                           F.N.B. Corporation